UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2005

                      Safety Components International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                  000-23938               33-0596831
(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
         Incorporation)              File Number)       Identification Number)

               41 Stevens Street, Greenville, South Carolina 29605 (Address, Including Zip Code, of Principal Executive Offices)

                                 (864) 240-2600
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.

      At a meeting of the Board of Directors (the "Board") of Safety Components International, Inc. ("Safety Components" or the "Company") held on December 2, 2005 immediately after closing of the stock purchase transaction and related change in the majority of the Company's Board described below under Item 5.01, the Board authorized and directed the Company to enter into indemnification agreements with each of its new directors, Wilbur L. Ross, Jr., Michael J. Gibbons and David H. Storper. The form of agreement for each of the new directors is filed as an exhibit hereto and is in substantially the form included as Exhibit 10.30 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2003 filed with the Commission on November 3, 2003 with the addition of a presumption of entitlement to indemnification and advancement of expenses in the absence of the Company adducing clear and convincing evidence to the contrary. The Board also approved an amendment to the indemnification agreements with the Company's existing directors John C. Corey (who is also the Company's President and Chief Executive Officer) and Dr. Daniel
D. Tessoni and its non-director officers, Brian P. Menezes, Vice President and Chief Financial Officer, Stephen B. Duerk, Vice President and President North American Automotive Group, and R. Vick Crowley, Treasurer, to conform the indemnification standards applicable to such persons with the form filed herewith.

Item 5.01. Changes in Control of Registrant.

      On December 2, 2005, Zapata Corporation ("Zapata") sold all of its 4,162,394 shares of Safety Components common stock, representing approximately 77.3% of the Company's outstanding common stock, to WLR Recovery Fund II, L.P., a Delaware limited partnership ("WLR II"), and WLR Recovery Fund III, L.P., a Delaware limited partnership ("WLR III," and collectively with WLR II, the "WLR Funds"). WLR II purchased 241,419 of the shares, and WLR III purchased 3,920,975 of the shares. The transaction occurred pursuant to the terms of a Stock Purchase Agreement, dated as of September 23, 2005, between Zapata and WLR III, as amended by an Amendment No. 1 and Joinder Agreement, dated as of September 26, 2005, which joined WLR II as a party (collectively, the "Stock Purchase Agreement"). The purchase price was $12.30 per share, or $51,197,446 in the aggregate, which was paid out of funds that the WLR Funds had placed in escrow on September 26, 2005 pursuant to an Escrow Agreement, dated as of September 26, 2005, by and among Zapata, the WLR Funds and CitiBank, N.A., as escrow agent. The Stock Purchase Agreement was filed as an exhibit to a Schedule 13D/A filed by Zapata with respect to the Company with the Securities and Exchange Commission on October 3, 2005.

      The Stock Purchase Agreement provided that after the closing of the stock purchase transaction and the issuance in the name of the respective WLR Funds of stock certificates representing the purchased Safety Components shares, Zapata would cause its representatives to resign as directors of Safety Components. After the closing and until the issuance of the stock certificates, Zapata was obligated to vote the WLR Funds' nominees to the Company's board of directors. Immediately after the closing of the stock transfer on December 2, 2005, and pursuant to these provisions, the Safety Components Board (i) increased its size from four to five directors and (ii) appointed three WLR Fund nominees, Wilbur
L. Ross,  Jr.,  Michael J.  Gibbons and David H.  Storper,  as directors to take
office  immediately   following  the  resignations  from  the

Board of Zapata affiliates Leonard DiSalvo and Avram A. Glazer. As described in the Company's Schedule 14F1 filed with the Securities and Exchange Commission on November 18, 2005, Mr. Ross is a Class III director, Mr. Storper is a Class II director and Mr. Gibbons is a Class I director. Mr. DiSalvo and Mr. Glazer then immediately resigned from the Board. At a Board meeting held immediately after closing of the stock transfer and the change in Safety Components' Board, the Board appointed Mr. Gibbons as a member of its audit committee, Mr. Storper as a member of its compensation committee, and continuing director Dr. Daniel D. Tessoni as chair of its compensation committee. Dr. Tessoni continues as chair of the Board's audit committee. The Board has also elected Mr. Ross as its Chairman.

      Mr. Ross is the Chairman and Chief Executive Officer of WL Ross & Co. LLC and the managing member of each of WLR Recovery Associates II LLC and WLR Recovery Associates III LLC. WLR Recovery Associates II LLC is the general partner, and WL Ross & Co. LLC is the investment manager, of WLR II. Similarly, WLR Recovery Associates III LLC is the general partner, and WL Ross & Co. LLC is the investment manager, of WLR III. Mr. Ross is also the Chairman and Chief Executive Officer of each of the WLR Funds. Mr. Storper is the Senior Managing Director of WL Ross & Co. LLC, and Mr. Gibbons is the Chief Financial Officer of WL Ross & Co. LLC. Accordingly, WL Ross & Co. LLC, the WLR Funds, WLR Recovery Associates II LLC, WLR Recovery Associates III LLC, Mr. Ross, Mr. Gibbons and Mr. Storper can be deemed to share voting and dispositive power over the shares beneficially owned directly by the WLR Funds.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      The information under Items 1.01 and 5.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

      Exhibits

      10.30.1 Form of Indemnification Agreement dated December 6, 2005 between the Company and each of Wilbur L. Ross, Jr., Michael
                  J. Gibbons and David H. Storper.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SAFETY COMPONENTS INTERNATIONAL, INC.


                                   By:  /s/ Brian P. Menezes
                                        ----------------------------------------
                                        Brian P. Menezes
                                        Vice President & Chief Financial Officer

Date: December 6, 2005

                                    Exhibits

10.30.1 Form of Indemnification Agreement dated December 6, 2005 between the Company and each of Wilbur L. Ross, Jr., Michael J. Gibbons and David H. Storper.